Exhibit 10.2

PLACEMENT AGENCY AGREEMENT

July 1, 2026

Titan Partners Group LLC,

a division of American Capital Partners, LLC

4 World Trade Center, 49th Floor

New York, NY 10007

As lead placement agent

Ladies and Gentlemen:

Introductory. This Placement Agency Agreement (this “Agreement”) sets forth the terms upon which Titan Partners Group LLC, a division of American Capital Partners, LLC (“Titan Partners”) and B Riley Securities, Inc. (“B Riley” and collectively with Titan Partners, the “Placement Agents”), shall be engaged by Elicio Therapeutics, Inc., a Delaware corporation (the “Company”), to act as the lead Placement Agent in connection with the registered direct offering (hereinafter referred to as the “Placement”) of shares of common stock, par value $0.01 per share (the “Common Stock” and the Common Stock offered in the Placement, the “Placement Securities”), of the Company.

The terms of the Placement and the Placement Securities shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and collectively, the “Purchasers”) and nothing herein constitutes that the Placement Agents would have the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any Placement Securities or complete the Placement. The date of the closing of the Placement shall be referred to herein as the “Closing Date.” The Company expressly acknowledges and agrees that the Placement Agents’ obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by the Placement Agents to purchase the Placement Securities and does not ensure the successful placement of the Placement Securities or any portion thereof or the success of the Placement Agents with respect to securing any other financing on behalf of the Company. Following the prior written consent of the Company, the Placement Agents may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Placement. The sale of the Placement Securities to any Purchaser will be evidenced by the securities purchase agreement (the “Purchase Agreement”) by and among the Company and such Purchasers in the form of Exhibit A attached hereto. Capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement. Prior to the signing of any Purchase Agreement, executive officers of the Company will be available upon reasonable notice and during normal business hours to answer inquiries from prospective Purchasers.

SECTION 1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY; COVENANTS OF THE COMPANY.

A. Representations of the Company. With respect to the Placement Securities, each of the representations and warranties (together with any related disclosure schedules thereto) and covenants made by the Company to the Purchasers in the Purchase Agreement in connection with the Placement, is hereby incorporated herein by reference into this Agreement (as though fully restated herein) and is, as of the date of this Agreement and as of each Closing Date, hereby made to, and in favor of, the Placement Agents. In addition to the foregoing, the Company represents and warrants that there are no affiliations with any FINRA member firm participating in the Placement among the Company’s officers, directors or, to the knowledge of the Company, any ten percent (10.0%) or greater stockholder of the Company.

B. Covenants of the Company. The Company covenants and agrees to continue to retain (i) a firm of independent PCAOB registered public accountants for a period of at least five (5) years after the Closing Date and (ii) a competent transfer agent with respect to the Common Stock for a period of five (5) years after the Closing Date.

SECTION 2. REPRESENTATIONS OF THE PLACEMENT AGENTS. Each Placement Agent represents and warrants that it (i) is a member in good standing of the Financial Industry Regulatory Authority (“FINRA”), (ii) is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iii) is licensed as a broker/dealer under the laws of the United States of America, applicable to the offers and sales of the Placement Securities by the applicable Placement Agent, (iv) is and will be a corporate body validly existing under the laws of its place of incorporation, and (v) has full power and authority to enter into and perform its obligations under this Agreement. The Placement Agents will immediately notify the Company in writing of any change in its status with respect to subsections (i) through (v) above. The Placement Agents covenant that they will use their respective reasonable best efforts to conduct the Placement hereunder in compliance with the provisions of this Agreement and the requirements of applicable law.

SECTION 3. COMPENSATION.

A. Cash Compensation. In consideration of the services to be provided for hereunder, the Company shall pay to the Placement Agent or their respective designees a total cash fee equal to seven percent (7.0%) of the gross proceeds from the Placement of the total amount of Placement Securities sold (collectively, the “Cash Fee”); provided, however, that, with respect to gross proceeds paid by any current director or current officer of the Company, or any entities to which such director or officer may be affiliated, the Cash Fee shall be reduced to five percent (5.0%) of the gross proceeds of Placement Securities sold thereto; provided, further, however that Titan Partners shall be allocated seventy percent (70.0%) and B. Riley shall be allocated thirty percent (30.0%) of the Cash Fee.

B. Non-Accountable Expense. In addition to the Cash Fee, the Company shall pay to Titan Partners or their respective designees a non-accountable expense allowance equal to $75,000 (the “Non-Accountable Expense Allowance”), which shall be deemed earned upon the date of this Agreement. The Non-Accountable Expense Allowance is in addition to any accountable expenses reimbursable to the Placement Agents under Section 4 hereof.

C. Reduction of Compensation. The Placement Agents reserve the right to reduce any item of compensation or adjust the terms thereof as specified herein in the event that a determination shall be made by FINRA to the effect that the Placement Agents’ aggregate compensation is in excess of FINRA Rules or that the terms thereof require adjustment.

SECTION 4. EXPENSES. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation: (i) all expenses incident to the issuance, delivery and qualification of the Placement Securities (including all printing and engraving costs); (ii) all fees and expenses of the registrar and transfer agent for the Common Stock; (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Placement Securities; (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors; (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), and the Prospectus, and all amendments and supplements thereto, and this Agreement; (vi) all filing fees, reasonable attorneys’ fees and expenses incurred by the Company in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Placement Securities for offer and sale under the state securities or blue sky laws or the securities laws of any other country; (vii) the fees and expenses associated with including the Placement Securities on the Trading Market; (viii) the fees and expenses of the Placement Agents, including up to $75,000 for the fees and expenses of Alston & Bird LLP, counsel to the Placement Agents. The Placement Agents may deduct from the net proceeds of the Offering payable to the Company on each Closing Date, the expenses set forth herein to be paid by the Company to the Placement Agents, to the extent not already paid.

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Notwithstanding anything to the contrary in this Section 4, the aggregate amount of fees, expenses and disbursements of the Placement Agents (including the fees and disbursements of counsel for the Placement Agents) that the Company shall be obligated to pay or reimburse under this Section 4, shall not exceed $75,000.

SECTION 5. INDEMNIFICATION.

A. To the extent permitted by law, with respect to the Placement Securities, the Company will indemnify the Placement Agents and their respective affiliates, stockholders, directors, officers, employees, members and controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of its activities hereunder or pursuant to this Agreement or the Purchase Agreement, including, without limitation, any failure by the Company to obtain any required consent, except to the extent that any losses, claims, damages, expenses or liabilities (or actions in respect thereof) are found in a final judgment (not subject to appeal) by a court of law to have resulted primarily and directly from a Placement Agent’s willful misconduct or gross negligence in performing the services described herein.

B. Promptly after receipt by a Placement Agent of notice of any claim or the commencement of any action or proceeding with respect to which a Placement Agent is entitled to indemnity hereunder, a Placement Agent will promptly notify the Company in writing of such claim or of the commencement of such action or proceeding, but failure to so notify the Company shall not relieve the Company from any obligation it may have hereunder, except and only to the extent such failure results in the forfeiture by the Company of substantial rights and defenses. If the Company so elects or is requested by a Placement Agent, the Company will assume the defense of such action or proceeding and will employ counsel reasonably satisfactory to the applicable Placement Agent and will pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, the applicable Placement Agent will be entitled to employ its own counsel separate from counsel for the Company and from any other party in such action if counsel for the applicable Placement Agent reasonably determines that it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company and the applicable Placement Agent. In such event, the reasonable fees and disbursements of no more than one such separate counsel will be paid by the Company, in addition to fees of local counsel. The Company will have the right to settle the claim or proceeding, provided that the Company will not settle any such claim, action or proceeding without the prior written consent of the applicable Placement Agent, which will not be unreasonably withheld.

C. The Company agrees to notify the Placement Agents promptly of the assertion against it or any other person of any claim or the commencement of any action or proceeding relating to a transaction contemplated by this Agreement.

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D. If for any reason the foregoing indemnity is unavailable to the Placement Agents or insufficient to hold the Placement Agents harmless, then the Company shall contribute to the amount paid or payable by the Placement Agents as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Placement Agents on the other, but also the relative fault of the Company on the one hand and the Placement Agents on the other that resulted in such losses, claims, damages or liabilities, as well as any relevant equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees and expenses incurred in defending any litigation, proceeding or other action or claim. Notwithstanding the provisions hereof, the Placement Agents’ share of the liability hereunder shall not be in excess of the amount of fees actually received, or to be received, by the Placement Agents under this Agreement (excluding any amounts received as reimbursement of expenses incurred by the Placement Agents).

E. These indemnification provisions shall remain in full force and effect whether or not the transaction contemplated by this Agreement is completed and shall survive the termination of this Agreement, and shall be in addition to any liability that the Company might otherwise have to any indemnified party under this Agreement or otherwise.

SECTION 6. ENGAGEMENT TERM. The Placement Agents’ engagement hereunder will be until the later of (i) July 13, 2026 and (ii) the final Closing Date under the Purchase Agreement. The date of termination of this Agreement is referred to herein as the “Termination Date.” In the event, however, in the course of the Placement Agents’ performance of due diligence it deems, it necessary to terminate the engagement, the Placement Agents may do so prior to the Termination Date. The Company may elect to terminate the engagement hereunder for any reason prior to the Termination Date but will remain responsible for fees pursuant to Section 3 hereof with respect to the Placement Securities if sold in the Placement. Notwithstanding anything to the contrary contained herein, the provisions concerning the Company’s obligation to pay any fees actually earned pursuant to Section 3 hereof and the provisions concerning confidentiality, indemnification and contribution contained herein will survive any expiration or termination of this Agreement. If this Agreement is terminated prior to the completion of the Placement, all fees due to the Placement Agents as set forth in Section 3 shall be paid by the Company to the Placement Agents on or before the Termination Date (in the event such fees are earned or owed as of the Termination Date). The Placement Agents agree not to use any confidential information concerning the Company provided to the Placement Agents by the Company for any purposes other than those contemplated under this Agreement.

SECTION 7. PLACEMENT AGENT INFORMATION. The Company agrees that any information or advice rendered by the Placement Agents in connection with this engagement is for the confidential use of the Company only in its evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without the Placement Agents’ prior written consent.

SECTION 8. NO FIDUCIARY RELATIONSHIP. This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the indemnification provisions hereof. The Company acknowledges and agrees that the Placement Agents are not and shall not be construed as fiduciaries of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of the Placement Agents hereunder, all of which are hereby expressly waived.

SECTION 9. CLOSING. The obligations of the Placement Agents, and the closing of the sale of the Placement Securities hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company contained herein and in the Purchase Agreement, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions, except as otherwise disclosed to and acknowledged and waived by Titan Partners:

A. All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Placement Securities, and all other legal matters relating to this Agreement and the transactions contemplated hereby with respect to the Placement Securities shall be reasonably satisfactory in all material respects to Titan Partners.

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B. The Placement Agents shall have received the following on each Closing Date: (i) the favorable opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Company, and a written statement providing certain “10b-5” negative assurances, dated such Closing Date and addressed to the Placement Agents, in form and substance reasonably satisfactory to Titan Partners and (ii) Clark + Elbing LLP, special counsel for the Company with respect to intellectual property matters, dated such Closing Date and addressed to the Placement Agents, in form and substance reasonably satisfactory Titan Partners.

C. The Placement Agents shall have received (i) a customary Officers’ Certificate, executed and delivered by the Company’s executive officers, as to the accuracy of the representations and warranties contained in the Purchase Agreement, (ii) a Chief Financial Officer’s Certificate regarding certain financial information included in the Registration Statement and Prospectus and (iii) a Secretary’s Certificate executed and delivered by the Company’s corporate secretary certifying that (A) the Company’s charter documents are true and complete, have not been modified and are in full force and effect; (B) that the resolutions of the Company’s Board of Directors relating to the Placement are in full force and effect and have not been modified; (C) as to the incumbency of the officers of the Company and (D) other customary certifications reasonably satisfactory to Titan Partners.

E. The Placement Agents shall have received an executed FINRA questionnaire from each of the Company and the Company’s executive officers, directors and 10% or greater securityholders.

F. The Placement Agents shall have received, on or before the Closing Date, executed copies of the Lock-Up Agreement, the form of which is attached hereto as Exhibit B, from each of the persons listed on Exhibit C.

G. The Placement Agents shall have received on each Closing Date satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing as foreign corporations in such other jurisdictions as Titan Partners may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions, dated no more than one (1) business day prior to such Closing Date.

H. The Placement Securities shall be registered under the Exchange Act. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the Trading Market or other applicable U.S. national exchange, nor has the Company received any information suggesting that the Commission or the Trading Market or other U.S. applicable national exchange is contemplating terminating such registration or listing. In addition, the Company shall have submitted a listing of additional shares notification form to the Nasdaq Stock Market LLC (the “Exchange”) with respect to the Placement Shares and shall have received no objection thereto from the Exchange.

I. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Placement Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Placement Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

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J. The Company shall have entered into a Purchase Agreement with each of the Purchasers of the Placement Securities and such agreements shall be in full force and effect and shall contain representations, warranties and covenants of the Company as agreed upon between the Company and the Purchasers.

K. FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement. In addition, the Company shall, if requested by the Placement Agents, make or authorize Placement Agents’ counsel to make on the Company’s behalf, any filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110 with respect to the Placement and pay all filing fees required in connection therewith.

If any of the conditions specified in this Section 9 shall not have been fulfilled when and as required by this Agreement, all obligations of the Placement Agents hereunder may be cancelled by Titan Partners at, or at any time prior to, any Closing Date. Notice of such cancellation shall be given to the Company in writing or orally. Any such oral notice shall be confirmed promptly thereafter in writing.

SECTION 10. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York applicable to agreements made and to be performed entirely in such State, without regard to principles of conflicts of law if the same would result in the application of the laws of another jurisdiction. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Any dispute arising under this Agreement may be brought into the courts of the State of New York or into the Federal Court located in New York, New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of aforesaid courts. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

SECTION 11. ENTIRE AGREEMENT/MISCELLANEOUS. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both the Placement Agent and the Company. The representations, warranties, agreements and covenants contained herein shall survive the Closing Date of the Placement and delivery of the Placement Securities. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof.

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SECTION 12. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is sent to the email address specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is sent to the email address on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the third business day following the date of mailing, if sent by U.S. internationally recognized air courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages hereto.

SECTION 13. PRESS ANNOUNCEMENTS. The Company agrees that the Placement Agents shall, on and after the Closing Date, have the right to reference the Placement and the Placement Agents’ roles in connection therewith in each Placement Agent’s marketing materials and on its website and to place advertisements in financial and other newspapers and journals, in each case at its own expense.

SECTION 14. STANDSTILL.

Without the prior written consent of Titan Partners, from the date hereof until thirty (30) days after the Closing Date (the “Restricted Period”), neither the Company nor any subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock Equivalents or (ii) file any registration statement or any amendment or supplement thereto, other than the Prospectus Supplement, or filing a registration statement on Form S-8 in connection with any employee benefit plan. Notwithstanding the foregoing, this Section 14 shall not apply in respect of an Exempt Issuance.

For purposes of this Agreement, “Exempt Issuance” means the issuance of (a) the Placement Shares to be sold under the Purchase Agreement; (b) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a convertible security outstanding on the date hereof and referred to in the Registration Statement and the Prospectus; (c) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Registration Statement and the Prospectus; (d) any shares of Common Stock issued pursuant to any existing non-employee director stock plan or dividend reinvestment plan referred to in the Registration Statement and the Prospectus; (e) the filing by the Company of any registration statement on Form S-8 or a successor form thereto; (f) facilitating the establishment of a trading plan on behalf of a shareholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act, for the transfer of shares of Common Stock, provided that (i) such plan does not provide for the transfer of Common Stock during the Restricted Period and (ii) to the extent a public announcement or filing under the Exchange Act is required to be made by the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Restricted Period; and (g) shares of Common Stock or other securities issued in connection with a strategic transaction (including strategic alliances, commercial lending relationships, joint ventures, acquisitions and licenses), provided that the aggregate number of shares issued pursuant to this clause (g) (on an as-converted or as-exercised basis, as the case may be) shall not exceed five percent (5%) of the total number of outstanding shares of Common Stock immediately following the issuance and sale of the Shares.

[Signature page follows]

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Please confirm that the foregoing correctly sets forth our agreement by signing and returning to the Placement Agents the enclosed copy of this Agreement.

Very truly yours,

TITAN PARTNERS GROUP LLC, A DIVISION OF AMERICAN CAPITAL PARTNERS, LLC

By:	/s/ Adam Sands
Name: Adam Sands
Title: Authorized Representative

Address for notice:

Titan Partners Group LLC, a division of American Capital Partners, LLC 4 World Trade Center, 49th Floor New York, NY 10007 Attention: Adam Sands Email: [***]

Accepted and Agreed to as of the date first written above:

ELICIO THERAPEUTICS, INC.

By:	/s/ Robert Connelly
Name: Robert Connelly
Title: CEO

Address for notice:

Elicio Therapeutics, Inc.

451 D Street, 5th Floor, Suite 501

Boston, MA 02210

Attention: Legal Department, General Counsel

Email: [***]

[Signature Page to Placement Agency Agreement]

Exhibit A

Form of Securities Purchase Agreement

Exhibit B

FORM OF LOCK-UP AGREEMENT

LOCK-UP AGREEMENT

July           , 2026

Re:	Securities Purchase Agreement, dated as of July , 2026 (the “Purchase Agreement”), between Elicio Therapeutics, Inc. (the “Company”) and each purchaser identified on the signature pages thereto.

Ladies and Gentlemen:

Capitalized terms used but not defined in this letter agreement (this “Letter Agreement”) shall have the meanings set forth in the Purchase Agreement. The undersigned irrevocably agrees with the Company that, from the date hereof until thirty (30) days after the Closing Date (such period, the “Restriction Period”) the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any shares of Common Stock of the Company or securities convertible, exchangeable or exercisable into, shares of Common Stock of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”) or make any demand for or exercise any right or cause to be filed a registration, including any amendments thereto, with respect to the registration of any shares of Common Stock or Common Stock Equivalents or publicly disclose the intention to do any of the foregoing. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this Letter Agreement.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Securities provided that (1) the Company receives a signed lock-up letter agreement (in the form of this Letter Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer, (2) any such transfer shall not involve a disposition for value, (3) such transfer is not required to be reported with the Securities and Exchange Commission (the “SEC”) in accordance with the Exchange Act and no report of such transfer shall be made voluntarily other than, in the case of clauses (i), (ii), (iii), (vi), (ix) and (x) below, any such required filing shall clearly indicate in the footnotes thereto that the filing relates to circumstances described in such a clause, and (4) neither the undersigned nor any donee, trustee, distributee or transferee, as the case may be, otherwise voluntarily effects any public filing or report regarding such transfers, with respect to transfer:

i)	as a bona fide gift or gifts, or charitable contribution(s);

ii)	to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

iii)	to any corporation, partnership, limited liability company, or other business entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

iv)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (a) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the undersigned, (b) in the form of a distribution to limited partners, limited liability company members or stockholders of the undersigned, or (c) in connection with a sale, merger or transfer of all or substantially all of the assets of the undersigned or any other change of control of the undersigned, not undertaken for the purpose of avoiding the restrictions imposed by this Letter Agreement;
v)	if the undersigned is a trust, to the beneficiary of such trust;

vi)	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned;

vii)	to the Company (i) pursuant to any contractual arrangement that provides for the repurchase of the undersigned’s Securities by the Company, (ii) in connection with the termination of the undersigned’s employment or other service relationship with the Company or (iii) upon the undersigned’s death or disability;

viii)	to the Company pursuant to the vesting, settlement or exercise of restricted stock units, restricted stock, options, warrants or other rights to purchase shares of Common Stock (including, in each case, by way of “net” or “cashless” exercise), including for the payment of exercise price and tax and remittance payments due as a result of the vesting, settlement or exercise of such restricted stock units, restricted stock, options, warrants or rights, provided that (1) any such shares of Common Stock received upon such exercise, vesting or settlement shall be subject to the terms of this Letter Agreement; (2) any filing under the Exchange Act required to be made during the Restriction Period shall indicate in the footnotes thereto that the filing relates to circumstances described in this clause; and (3) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers;

ix)	by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement;

x)	pursuant to an order of a court or regulatory agency having jurisdiction over the undersigned; or

xi)	pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of Common Stock that has been approved by the Company’s board of directors, which results in any person or group of persons becoming the beneficial owners (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of 50% of the outstanding voting securities of the Company (or the surviving entity); provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Common Stock shall remain subject to the provisions of this Letter Agreement.

In addition, notwithstanding the foregoing, this Letter Agreement shall not restrict the delivery of shares of Common Stock to the undersigned upon (i) exercise any options granted under any employee benefit plan of the Company; provided that any shares of Common Stock or Securities acquired in connection with any such exercise will be subject to the restrictions set forth in this Letter Agreement, or (ii) the exercise of warrants or any other security convertible into or exercisable for Common Stock; provided that such shares of Common Stock delivered to the undersigned in connection with such exercise or conversion are subject to the restrictions set forth in this Letter Agreement.

Furthermore, the undersigned may enter into any new plan established in compliance with Rule 10b5-1 of the Exchange Act (a “10b5-1 Trading Plan”), provided that (i) no sale of shares of Common Stock are made pursuant to such plan during the Restriction Period and (ii) establishment of a 10b5-1 Trading Plan providing for sales of Securities shall only be permitted if no public announcement or filing under the Exchange Act is required to be made during the Restriction Period.

Furthermore, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned on the open market following the date of this Letter Agreement if and only if (i) such sales are not required to be reported in any public report or filing with the SEC or otherwise, and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to each Purchaser to complete the transactions contemplated by the Purchase Agreement, and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and any Purchaser and that no Purchaser is entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers.

It is understood that this Letter Agreement shall automatically terminate, and the undersigned shall be released from its obligations hereunder, upon the earliest to occur, if any, of (i) prior to the execution of the Purchase Agreement, the Company advises Titan Partners Group LLC, a division of American Capital Partners, LLC, in writing that it has determined not to proceed with the offering, (ii) the Purchase Agreement is executed but is terminated prior to payment for and delivery of any Securities pursuant to the Purchase Agreement, or (iii) July 13, 2026 in the event that the Purchase Agreement has not been executed by such date.

This Letter Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any other Person.

This Letter Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same lock-up agreement. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this lock-up agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this lock-up agreement will constitute due and sufficient delivery of such counterpart.

*** SIGNATURE PAGE FOLLOWS***

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

__________________________

Signature

__________________________

Print Name

__________________________

Position in Company, if any

Address for Notice:

Number of shares of Common Stock

_______________________________________________________________________________________________________________

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

ELICIO THERAPEUTICS, INC.

By:
Name:
Title:

Exhibit C

LIST OF LOCKUP AGREEMENT PARTIES

Robert Connelly

Christopher Haqq, M.D., Ph.D.

Preetam Shah, MBA, Ph.D.

Peter DeMuth, Ph.D.

Julian Adams, Ph.D.

Carol Ashe

Yekaterina (Katie) Chudnovsky

Allen R. Nissenson, M.D.

Robert R. Ruffolo, Jr., Ph.D., FCPP

Jay R. Venkatesan, M.D., MBA

Karen J. Wilson

GKCC, LLC